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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                     NOVEMBER 18, 1997 (NOVEMBER 12, 1997)

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


  MARYLAND                         1-12844                     58-1468053
(State or Other              (Commission File               (I.R.S. Employer
Jurisdiction of                    Number)                  Identification
Incorporation)                                                  Number)


           3340 PEACHTREE ROAD, N.E.
           SUITE 1530
           ATLANTA, GEORGIA                                      30326
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)

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ITEM 5.  OTHER EVENTS.

                  On November 12, 1997, the Company entered into a terms agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), BT Alex. Brown Incorporated, A.G. Edwards & Sons, Inc., Smith Barney Inc. and The Robinson-Humphrey Company, LLC (collectively, the "Underwriters") relating to the sale by the Company to the Underwriters of 3,000,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at a price of $31.50 per share, which closed on November 18, 1997. The related Underwriting Agreement by and between the Company and Merrill Lynch, was filed as an exhibit to the Company's Current Report on Form 8-K, filed on August 1, 1997. The Company has granted the Underwriters a 30-day option to purchase up to 450,000 additional shares of Common Stock solely to cover over-allotments, if any. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on October 30, 1997.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.


     Exhibit No.                               Description
     -----------                               -----------
         1                 Terms Agreement by and between the Company and Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated, BT Alex. Brown Incorporated, A.G. Edwards & Sons, Inc., Smith Barney
                           Inc. and The Robinson-Humphrey Company, LLC

         5                 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

         8                 Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

         23                Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company
                           (included in Exhibits 5 and 8)


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               JDN REALTY CORPORATION



                                               By: /s/ William J. Kerley
                                                   -----------------------------
                                                   William J. Kerley
                                                   Chief Financial Officer

Date:  November 18, 1997


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                                INDEX TO EXHIBITS

     Exhibit No.                               Description
     -----------                               -----------
         1                 Terms Agreement by and between the Company and Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated, BT Alex. Brown Incorporated, A.G. Edwards & Sons, Inc., Smith Barney
                           Inc. and The Robinson-Humphrey Company, LLC

         5                 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

         8                 Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

         23                Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company
                           (included in Exhibits 5 and 8)
